UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K


                                CURRENT REPORT
    Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 20, 2006


                          SECURITY FEDERAL CORPORATION
             (Exact name of registrant as specified in its charter)

  South Carolina                    0-16120                     57-0858504
(State or other jurisdiction     (Commission                   (IRS Employer
    of incorporation)            File Number)              Identification No.)

  1705 Whiskey Road South, Aiken, South Carolina                   29801
       (Address of principal executive offices)                  (Zip Code)

     Registrant's telephone number (including area code):  (803) 641-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01 Entry into a Material Definitive Agreement
----------------------------------------------------

     On June 20, 2006, the Board of Directors ("Board") of Security Federal Bank (the "Bank"), the wholly owned operating subsidiary of Security Federal Corporation ("Company"), adopted the Security Federal Bank Salary Continuation Agreement (the "SCA") for Gerald D. Jennings, a new executive officer of the Company, which is effective July 20, 2006. The form of SCA adopted for Mr. Jennings is the same, and provides the same benefits, as the SCA adopted by the Bank's Board on May 18, 2006 for certain executive and senior officers of the Company and reported on a Current Report on Form 8-K filed with the Securities and Exchange Commission on May 24, 2006 ("May 24 Form 8-K"). The description of the benefits provided by the SCA and included in the May 24, 2006 Form 8-K, and the form of SCA included as an exhibit to the May 24, 2006 Form 8-K, are hereby incorporated by reference.

Item 9.01  Financial Statements and Exhibits
--------------------------------------------

     (c)   Exhibits

     99.1 Form of Security Federal Bank Salary Continuation Agreement (incorporated by reference to Exhibit 99.1 included in the Current
           Report on Form 8-K dated May 24, 2006).




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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    SECURITY FEDERAL CORPORATION




Date: July 24, 2006                  By:/s/Roy G. Lindburg
                                       -------------------------------------
                                       Roy G. Lindburg
                                       Treasurer and Chief Financial Officer


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